UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest event Reported):  March 23, 2009

SINOCUBATE, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-29219	98-0199508
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer ID Number)

c/o 65 Broadway, Suite 501, New York, NY 10006

(Address of principal executive offices)

(212) 359-4300

 (Registrant's Telephone Number)

 (Former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4)

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

On March 23, 2009, Richard Xu informed our Board of Directors of his resignation from our Board of Directors and as our President, Treasurer and Secretary.  Tom Simeo, our Chief Executive Officer, will with immediate effect assume the duties of Treasurer and Secretary of our Company.

Mr. Xu’s letter of resignation is attached as Exhibit 17.1 to this Current Report.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

Exhibit

Number	Description
17.1	Letter of Resignation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 25, 2009

SINOCUBATE, INC.
By:	/s/ Tom Simeo
Tom Simeo, Chief Executive Officer

Exhibit Index

Exhibit
Number	Description
17.1	Letter of Resignation